                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  February 9, 1998
                                                 -------------------------------

                          UCI Medical Affiliates, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        0-13265                                          59-2225346
--------------------------------------------------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

              1901 Main Street, Suite 1200, Columbia, SC   29201
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)  (Zip Code)

                                 (803) 252-3661
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         This Form 8-K/A amends the Form 8-K filed with the Securities and Exchange Commission on February 17, 1998 by UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"), and that certain Form 8-K/A filed with the Securities and Exchange Commission on April 20, 1998, and is filed to disclose a second amendment to the Agreement reported in the initial filing of this Form 8-K, and to include revised pro forma financial information.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to the terms of an Acquisition Agreement and Plan of Reorganization dated February 9, 1998 (the "Agreement"), by and among UCI Medical Affiliates of Georgia, Inc., a South Carolina corporation (the "Company"); UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"); MainStreet Healthcare Corporation, a Delaware corporation (the "Seller"); MainStreet Healthcare Medical Group, P.C., a Georgia professional corporation (the "MainStreet Georgia PC"); MainStreet Healthcare Medical Group, PC, a Tennessee professional corporation (the "MainStreet Tennessee PC"); Prompt Care Medical Center, Inc., a Georgia corporation ("Prompt Care"); Michael J. Dare ("Dare"); A. Wayne Johnson ("Johnson"); PENMAN Private Equity and Mezzanine Fund, L.P., a Delaware limited partnership ("PENMAN"); and Robert G. Riddett, Jr. ("Riddett"), the Company (a wholly-owned subsidiary of UCI) acquired substantially all of the assets of Seller associated with Seller's business for a purchase price of $8,050,000, plus the assumption of $594,184.51 of Seller's line of credit, all as described in the Agreement. The Agreement was amended pursuant to that certain First Amendment To Acquisition Agreement and Plan of Reorganization dated April 15, 1998 (the "First Amendment"), by and among the Company; UCI; Seller; MainStreet Georgia PC; MainStreet Tennessee PC; Prompt Care; Dare; Johnson; PENMAN; and Riddett, and further amended pursuant to that certain Second Amendment To Acquisition Agreement and Plan of Reorganization dated May 7, 1998 (the "Second Amendment"), by and among the Company; UCI; Seller; MainStreet Georgia PC; MainStreet Tennessee PC; Prompt Care; Dare; Johnson; PENMAN; and Riddett. The closing of the acquisition was completed on May 13, 1998, effective for accounting purposes as of May 1, 1998.

         The purchase price consisted in part of a cash payment by the Company at closing of $450,000 to an escrow agent appointed by Seller and the delivery of a promissory note in the original principal amount of $800,000 executed by the Company in favor of the escrow agent. Such promissory note bears interest at a rate of 6.5% per annum and is due and payable on August 1, 1998. UCI guaranteed the promissory note. The purchase price received by the escrow agent shall be used to pay certain creditors of the Seller identified to the escrow agent by the Seller.

         The consideration payable by the Company in connection with this acquisition was determined by arms-length negotiations between the Company and the Seller. The funds used for the cash portion of the purchase price under the Agreement, as amended, were provided from a cash distribution to the Company from its parent company, UCI, out of a portion of the net proceeds received by UCI from the sale by UCI of 1,200,000 shares of UCI common stock in a private placement which closed on May 12, 1998. The net proceeds to UCI of the private placement were $1,074,000.

         The balance of the purchase price of the acquisition consisted of the delivery to the Seller at the closing of the acquisition of a Conditional Delivery Agreement (the "Conditional Delivery Agreement") by and between UCI, UCI of GA and the Seller which requires UCI to issue to the Seller 2,091,396 shares of the common stock of the UCI after the approval of the shareholders of UCI. Pursuant to the Agreement, the price per share utilized to determine the number of shares of UCI common stock to be issued to the Seller was $2.375.

         The issuance of the shares to the Seller requires the prior approval of the shareholders of UCI of (i) a proposed amendment to UCI's Certificate of Incorporation to increase the number of authorized shares of the UCI common stock from 10,000,000 to 30,000,000 shares, and (ii) the issuance of the shares to the Seller as provided in the Agreement, as amended. The shareholders of UCI will vote on these proposed resolutions at the next meeting of the shareholders of UCI which is presently scheduled to be held on or about June 25, 1998. The Conditional Delivery Agreement states that in the event the shareholders of UCI fail to approve any of the required resolutions necessary to issue the shares to the Seller as provided in the Agreement, as amended, the transactions contemplated in the Agreement, as amended, shall be unwound and each of the parties to the extent possible shall be restored to its position held prior to the closing.

         Seller provides non-medical management and administrative functions for nine medical facilities in the State of Georgia and two medical facilities located in the State of Tennessee. The medical services of the Georgia facilities are provided by the MainStreet Georgia PC, and the medical services of the Tennessee facilities are provided by the MainStreet Tennessee PC. Pursuant to the Agreement, a Georgia professional corporation affiliated with the Company was incorporated to purchase substantially all of the assets (including patient records) of the MainStreet Georgia PC for a purchase price of one hundred dollars. Similarly, pursuant to the Agreement, a Tennessee professional corporation affiliated with the Company was incorporated to purchase substantially all of the assets (including patient records) of the MainStreet Tennessee PC for a purchase price of one hundred dollars.

         Pursuant to the Agreement, the Company also assumed all of the Seller's equipment and real property leases related to such facilities. The Company expects to continue the operations at such facilities in substantially the same manner as they were conducted prior to the acquisition.

         All descriptions of the Agreement, First Amendment, Second Amendment, and the other documents noted herein are qualified in their entirety by reference to such documents filed as Exhibits to this Current Report on Form 8-K/A.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  The consolidated financial statements for MainStreet Healthcare Corporation, the business acquired by a wholly-owned subsidiary of UCI Medical Affiliates, Inc., was included in this report as an attachment to that certain Form 8-K/A filed with the Securities and Exchange Commission on April 20,1998

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  The revised unaudited pro forma financial information prepared to give effect to the acquisition and the private placement described under Item 2 of this report on Form 8- K is included in this report beginning on page 6.

         (C)      EXHIBITS.

         Exhibit 2 Acquisition Agreement and Plan of Reorganization dated February 9, 1998, by and among UCI Medical Affiliates of Georgia, Inc., a South Carolina corporation; UCI Medical Affiliates, Inc., a Delaware corporation; MainStreet Healthcare Corporation, a Delaware corporation; MainStreet Healthcare Medical Group, P.C., a Georgia professional corporation; MainStreet Healthcare Medical Group, PC, a Tennessee professional corporation; Prompt Care Medical Center, Inc., a Georgia corporation; Michael J. Dare; A. Wayne Johnson; PENMAN Private Equity and Mezzanine Fund, L.P., a Delaware limited partnership; and Robert G. Riddett, Jr. (Previously filed with the initial filing of this Report on Form 8-K).

         Exhibit 2.1 First Amendment To Acquisition Agreement and Plan of Reorganization dated April 15, 1998, by and among UCI Medical Affiliates of Georgia, Inc., a South Carolina corporation; UCI Medical Affiliates, Inc., a Delaware corporation; MainStreet Healthcare Corporation, a Delaware corporation; MainStreet Healthcare Medical Group, P.C., a Georgia professional corporation; MainStreet Healthcare Medical Group, PC, a Tennessee professional corporation; Prompt Care Medical Center, Inc., a Georgia corporation; Michael J. Dare; A. Wayne Johnson; PENMAN Private Equity and Mezzanine Fund, L.P., a Delaware limited partnership; and Robert G. Riddett, Jr (Previously filed with the filing of this Report on Form 8-K/A filed on April 20,1998).

         Exhibit 2.2       Second Amendment To Acquisition Agreement and
                           Plan of Reorganization dated May 7, 1998, by and among UCI Medical Affiliates of Georgia, Inc., a South Carolina corporation; UCI Medical Affiliates, Inc., a Delaware corporation; MainStreet Healthcare Corporation, a Delaware corporation; MainStreet Healthcare Medical Group, P.C., a Georgia professional corporation; MainStreet Healthcare Medical Group, PC, a Tennessee professional corporation; Prompt Care Medical Center, Inc., a Georgia corporation; Michael J. Dare; A. Wayne Johnson; PENMAN Private Equity and Mezzanine Fund, L.P., a Delaware limited partnership; and Robert G. Riddett, Jr.

         Exhibit 99 News release of UCI Medical Affiliates, Inc. dated February 13, 1998. (Previously filed with the initial filing of this Report on Form 8-K).

                          UCI MEDICAL AFFILIATES, INC.

                                    Contents



                                                                                          Page
                                                                                         ------

UCI Medical Affiliates Pro Forma Combined Financial Statements..............................7

     Combined Condensed Balance Sheet at March  31, 1998....................................8

     Combined Condensed Statements of Operations and Accumulated Deficit for
        six months ended March 31, 1998.....................................................9

     Combined Condensed Statement of Operations and Accumulated Deficit for
        fiscal year ended September 30, 1997...............................................10

     Notes to Combined Statements of Operations ...........................................11

                         PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma combined condensed financial statements (the "Condensed Statements") have been prepared to give effect to the acquisition and the private placement described under Item 2 of this report on Form 8-K. The purchase method of accounting was used to give effect to all transactions.

     The Condensed Statements reflect certain assumptions regarding the acquisition (the "Acquisition") and the private placement (the "Private Placement") and are based on the historical consolidated financial statements of the respective entities. The Condensed Statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the audited financial statements and the unaudited interim financial statements, including the notes thereto, of UCI, which are incorporated by reference in this report from the Form 10-KSB/A of UCI for the year ended September 30, 1997 and the Form 10-QSB of UCI for the quarter ended March 31, 1998, and the unaudited financial statements of MainStreet Healthcare Corporation, a Delaware corporation ("MHC") as of and for the twelve months ended September 30, 1997 and the unaudited interim financial statements of MHC for the six months ended March 31, 1998, as presented in the pro forma combined condensed financial statements.

     The pro forma combined condensed balance sheet as of March 31, 1998 gives effect to the Acquisition and the Private Placement as if they had occurred on March 31, 1998 and combines the unaudited balance sheets of UCI and MHC as of that date.

     The pro forma combined condensed statements of operations combine UCI's historical results of operations for the six months ended March 31, 1998 and the fiscal year ended September 30, 1997 with MHC's historical results of operations for the six months ended March 31, 1998 and the twelve months ended September 30, 1997, respectively, giving effect to the Acquisition and the Private Placement as if they had occurred on October 1, 1996.

     After the consummation of the Acquisition, UCI will determine the fair value of significant assets, liabilities and business operations acquired, which may include the use of independent appraisals. In connection with finalizing the purchase price allocation, UCI is currently evaluating the fair value of assets acquired and liabilities assumed. Using this information, UCI will make a final allocation of the excess purchase price, including allocation to the intangibles other than goodwill. Accordingly, the purchase accounting information is preliminary and has been made solely for the purpose of developing such unaudited pro forma combined condensed financial information.

     The Condensed Statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations which would have actually been reported had the Acquisition occurred as of March 31, 1998, or for the six months ended March 31, 1998, or for the fiscal year ended September 30, 1997, nor are the Condensed Statements necessarily indicative of future financial position or results of operations.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 MARCH 31, 1998



                                                                                 PRO FORMA           PRO FORMA
                                           UCI                 MHC              ADJUSTMENTS           COMBINED
                                      --------------     ---------------      ---------------      --------------

Assets
   Cash and cash equivalents          $          ---         $    57,603      $     (450,000)  (a)
                                                                                     (57,603)  (b)
                                                                                    1,074,000  (c) $      624,000
   Accounts receivable, net                6,789,279           1,755,558             (94,789)  (b)      8,450,048
   Medical supplies inventory                544,396              26,750                  ---             571,146
   Deferred taxes                            334,945                 ---                  ---             334,945
   Prepaids and other assets                 902,526              74,750                  ---             977,276
                                      --------------     ---------------      ---------------      --------------
       Total current assets                8,571,146           1,914,661              471,608          10,957,415
   Property, plant and equipment, net      4,468,271           1,520,504            (271,909)  (b)      5,716,866
   Deferred taxes                          1,417,237                 ---                  ---           1,417,237
   Goodwill                                8,513,467           1,383,611            3,956,740  (d)     13,853,818
   Other assets                              263,999             597,442                  ---             861,441
                                      --------------     ---------------      ---------------      --------------
       Total assets                     $ 23,234,120       $   5,416,218       $    4,156,439       $  32,806,777
                                      ==============     ===============      ===============      ==============

Liabilities and Capital
   Current portion - long-term debt   $      908,374      $      537,150       $      800,000  (a)
                                                                                    (477,095)  (b)  $   1,768,429
   Current debt to employees                 220,508                 ---                  ---             220,508
   Accounts payable                        2,817,692           1,381,330          (1,381,330)  (b)      2,817,692
   Accrued payroll                         1,017,226             286,714            (286,714)  (b)      1,017,226
   Other accrued liabilities                 447,786           1,375,132            (710,256)  (b)      1,112,662
                                      --------------     ---------------      ---------------      --------------
       Total current liabilities           5,411,586           3,580,326          (2,055,395)           6,936,517
   Long-term debt, net of current          7,882,309             440,976            (358,066)  (b)      7,965,219
   Non-current debt to employees             598,676                 ---                  ---             598,676
                                      --------------     ---------------      ---------------      --------------
       Total liabilities                  13,892,571           4,021,302          (2,413,461)          15,500,412
                                      --------------     ---------------      ---------------      --------------

   Preferred stock                               ---           4,779,000          (4,779,000)  (b)            ---
   Common stock                              304,230             760,620            (760,620)  (b)
                                                                                      145,070  (a)
                                                                                       60,000  (c)        509,300
   Paid-in capital                        16,322,924              26,050             (26,050)  (b)
                                                                                    6,745,746  (a)
                                                                                    1,014,000  (c)     24,082,670
   Accumulated deficit                   (7,285,605)         (4,170,754)            4,170,754  (b)     (7,285,605)
       Total capital                       9,341,549           1,394,916            6,569,900          17,306,365
                                      --------------     ---------------      ---------------      --------------
   Total liabilities and capital        $ 23,234,120       $   5,416,218        $   4,156,439        $ 32,806,777
                                      ==============     ===============      ===============      ==============

       UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS AND
                              ACCUMULATED DEFICIT
                     FOR THE SIX MONTHS ENDED MARCH 31, 1998




                                                                                      PRO FORMA             PRO FORMA
                                               UCI                 MHC               ADJUSTMENTS            COMBINED
                                         ---------------    ------------------     ---------------      ----------------

Revenue                                  $    16,692,563    $        3,260,012     $          ---       $     19,952,575
Operating costs                               16,312,823             3,308,737           (157,500)  (e)
                                                                                          (75,000)  (f)       19,389,060
     Operating margin                            379,740               (48,725)           232,500               563,515

General and administrative expenses               46,088               688,245                 ---               734,333
Depreciation and amortization                    828,014               122,327             131,891  (g)
                                                                                             5,000  (h)        1,087,232
Income (loss) from operations                  (494,362)              (859,297)             95,609             1,258,050

Interest expense, net                          (555,960)              (231,523)                ---              (787,483)
Gain (loss) on equipment                           (439)                   ---                 ---                  (439)
                                         ---------------    ------------------     ---------------      ----------------
Income (loss) before income tax              (1,050,761)            (1,090,820)             95,609            (2,045,972)
Income tax benefit                                 (558)                   ---                 ---                  (558)
                                         ---------------    ------------------     ---------------      ----------------

Net income (loss)                        $   (1,051,319)    $       (1,090,820)   $         95,609    $       (2,046,530)
                                         ===============    ==================     ===============      ================

Basic earnings (loss) per share          $        (0.17)                 --- (i)               ---      $          (0.20)
                                         ===============    ==================     ===============      ================

Basic weighted average common shares
  outstanding                                  6,052,540                 --- (i)               ---            10,153,936
                                         ===============    ==================     ===============      ================

Diluted earnings (loss) per share        $         (0.17)                --- (i)               ---      $          (0.20)
                                         ===============    ==================     ===============      ================

Diluted weighted average common shares
  outstanding                                  6,069,465               --- (i)                 ---            10,470,861
                                         ===============    ==================     ===============      ================


       UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS AND
                              ACCUMULATED DEFICIT
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997



                                                                                          PRO FORMA                PRO FORMA
                                                 UCI                   MHC               ADJUSTMENTS               COMBINED
                                          -----------------      ---------------      ------------------        ---------------

Revenue                                     $    27,924,772        $   6,008,442        $            ---           $ 33,933,214
Operating costs                                  26,466,294            6,790,444               (315,000)   (e)
                                                                                               (150,000)   (f)       32,791,738
                                          -----------------      ---------------      ------------------        ---------------
  Operating margin                                1,458,478            (782,002)                 465,000              1,141,476

General and administrative expenses                 153,445            1,420,580                     ---              1,574,025
Depreciation and amortization                     1,250,349              335,499                 263,783   (g)
                                                                                                  20,000   (h)        1,869,631
                                          -----------------      ---------------      ------------------        ---------------
Income (loss) from operations                        54,684          (2,538,081)                 181,217             (2,302,180)

Interest expense, net                              (812,749)            (273,721)                    ---             (1,086,470)
Gain (loss) on equipment                              8,809            (130,990)                     ---               (122,181)
                                          -----------------      ---------------      ------------------        ---------------
Income (loss) before income tax                    (749,256)          (2,942,792)                181,217             (3,510,831)
Income tax benefit                                  665,530                  ---                     ---                665,530
                                          -----------------      ---------------      ------------------        ---------------

Net income (loss)                          $        (83,726)        $ (2,942,792)          $     181,217          $ (2,845,301)
                                          =================      ===============      ==================        ===============

Net income (loss) per common and
     common equivalent share              $            (.02)             --- (i)                     ---         $       (0.30)
                                          =================      ===============      ==================        ===============

Weighted average common shares and
    common share equivalents outstanding          5,005,081              --- (i)                     ---             9,406,477
                                          =================      ===============      ==================        ===============



      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

(a) The pro forma combined condensed balance sheet as of March 31, 1998 has been prepared to give effect to the Acquisition as if it had occurred on March 31, 1998 at an aggregate purchase price of $8,948,657. Pro forma adjustments reflect the following components of the purchase price and its preliminary allocation:


PURCHASE PRICE COMPONENTS:                              PURCHASE PRICE PRELIMINARY ALLOCATION:
Common Stock valued at $6.89 million
allocated as follows:
   Stated capital
   (2,901,396 shares, $0.05 par value)......$  145,070  Accounts receivable......................$1,660,769
   Additional paid-in capital................6,745,746  Inventory....................................26,750
Liabilities assumed............................807,841  Furniture and equipment...................1,248,595
Note payable delivered at closing..............800,000  Prepaids and other assets...................672,192
Cash paid..................................... 450,000  Goodwill..................................5,245,562
                                              --------                                            ---------
                                            $8,948,657                                           $8,948,657
                                             =========                                            =========



         The number of shares of Common Stock was calculated using a share price of $2.375 in the share price formula of the Acquisition Agreement (resulting in 2,901,396 shares issued).

(b) Not included in the assets and liabilities of MHC acquired in the Acquisition are the following: certain deposits ($57,603), employee receivables ($94,789), certain furniture and equipment ($271,909), accounts payable ($1,381,330), long-term debt ($835,161), payroll and other accrued liabilities ($996,970) and MHC stockholders' equity ($1,394,916).

(c) The pro forma financial statements reflect the $1.2 million Private Placement, resulting in net proceeds to UCI of $1,074,000 after payment of placement agent commissions and expenses. The Private Placement resulted in the sale of 1,200,000 shares of Common Stock at a price of $1.00 per share, and the issuance of Common Stock purchase warrants for the purchase of 300,000 shares of Common Stock. The earnings per share computation includes the shares issuable under these warrants.

         The following reflects the effects of the Private Placement on the pro forma financial statements:


               $    60,000          Common Stock (1,200,000 shares, par value $0.05 per share)
                 1,014,000          Additional paid-in capital
               -----------
               $ 1,074,000          Net increase in cash
               ===========

(d) Excess of acquisition cost over the fair values of net assets acquired represents goodwill of $5,340,351, which when reduced by acquired goodwill of $1,383,611 results in a $3,956,740 adjustment to goodwill.

(e) Net decrease in salaries paid to former corporate officers is $157,500 for six months and $315,000 annually.

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


(f) Net decrease in salaries for clinic based administrative personnel is $75,000 for six months and $150,000 annually.

(g) Amortization of goodwill on a straight line basis over 15 years is $131,891 for six months and $263,783 annually.

(h) Net increase in amortization expense related to building improvements in leased real estate is $5,000 for six months and $20,000 annually.

(i) As a privately held corporation, MHC was not required to, and did not, compute earnings per share.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UCI MEDICAL AFFILIATES, INC.



                                   By:   /S/ M. F. MCFARLAND III, M.D.
                                         ------------------------------
                                         M. F. McFarland III, M.D.
                                         President


Date: May 28, 1998                 By:   /S/ JERRY F. WELLS, JR., C.P.A.
                                        -------------------------------
                                         Jerry F. Wells, Jr., C.P.A.
                                         Executive Vice President of Finance and
                                         Chief Financial Officer

                                                   EXHIBIT INDEX



Exhibit 2 Acquisition Agreement And Plan of Reorganization dated February 9, 1998, by and among UCI Medical Affiliates of Georgia, Inc., a South Carolina corporation; UCI Medical Affiliates, Inc., a Delaware corporation; MainStreet Healthcare Corporation, a Delaware corporation; MainStreet Healthcare Medical Group, P.C., a Georgia professional corporation; MainStreet Healthcare Medical Group, PC, a Tennessee professional corporation; Prompt Care Medical Center, Inc., a Georgia corporation; Michael J. Dare; A. Wayne Johnson; PENMAN Private Equity and Mezzanine Fund, L.P., a Delaware limited partnership; and Robert G. Riddett, Jr. (Previously filed with the initial filing of this Report on Form 8-K).

Exhibit 2.1 First Amendment to Acquisition Agreement And Plan of Reorganization dated April 15, 1998, by and among UCI Medical Affiliates of Georgia, Inc., a South Carolina corporation; UCI Medical Affiliates, Inc., a Delaware corporation; MainStreet Healthcare Corporation, a Delaware corporation; MainStreet Healthcare Medical Group, P.C., a Georgia professional corporation; MainStreet Healthcare Medical Group, PC, a Tennessee professional corporation; Prompt Care Medical Center, Inc., a Georgia corporation; Michael J. Dare; A. Wayne Johnson; PENMAN Private Equity and Mezzanine Fund, L.P., a Delaware limited partnership; and Robert G. Riddett, Jr. (Previously filed with the filing of this Report on Form 8-K/A on April 20, 1998)

Exhibit 2.2 Second Amendment to Acquisition Agreement And Plan of Reorganization dated May 7, 1998, by and among UCI Medical Affiliates of Georgia, Inc., a South Carolina corporation; UCI Medical Affiliates, Inc., a Delaware corporation; MainStreet Healthcare Corporation, a Delaware corporation; MainStreet Healthcare Medical Group, P.C., a Georgia professional corporation; MainStreet Healthcare Medical Group, PC, a Tennessee professional corporation; Prompt Care Medical Center, Inc., a Georgia corporation; Michael J. Dare; A. Wayne Johnson; PENMAN Private Equity and Mezzanine Fund, L.P., a Delaware limited partnership; and Robert G. Riddett, Jr.

Exhibit 99 News release of UCI Medical Affiliates, Inc. dated February 13, 1998 (Previously filed with the initial filing of this Report on Form 8-K).